                                                                  EXHIBIT 25.02
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- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                  ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                           305(B)(2)

                            ------------------------

                            BANK OF AMERICA ILLINOIS
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                   ILLINOIS                                     36-0947896
      (JURISDICTION OF INCORPORATION OR                      (I.R.S. EMPLOYER
  ORGANIZATION IF NOT A U.S. NATIONAL BANK)                IDENTIFICATION NO.)

 231 SOUTH LASALLE STREET, CHICAGO, ILLINOIS                      60697
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                            ------------------------
                           UNITED CITIES GAS COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

             ILLINOIS & VIRGINIA                                 36-1801540
        (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

              5300 MARYLAND WAY                                     37027
            BRENTWOOD, TENNESSEE                                 (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     NOTES
                        (TITLE OF INDENTURE SECURITIES)

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

ITEM 1. GENERAL INFORMATION.

          FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois.

             Chicago Clearing House Association, 164 W. Jackson Boulevard, Chicago, Illinois.

             Federal Deposit Insurance Corporation, Washington, D.C.

             The Board of Governors of the Federal Reserve System, Washington, D.C.

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

             The obligor is not an affiliate of the trustee.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEES:

                            AS OF DECEMBER 14, 1994

                                                       COL. B
                     COL. A                            AMOUNT
                 TITLE OF CLASS                      OUTSTANDING
- -------------------------------------------------    -----------

             Not applicable by virtue of response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

          IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
     INFORMATION:

     (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

             Not applicable by virtue of response to Item 13.

     (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

             Not applicable by virtue of response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

          Not applicable by virtue of response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

          FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                            AS OF DECEMBER 14, 1994

           COL. A
                                 COL. B                      COL. C                       COL. D
                                                                                       PERCENTAGE OF
                                                                                     VOTING SECURITIES
                                                                                      REPRESENTED BY
          NAME OF                                         AMOUNT OWNED                 AMOUNT GIVEN
            OWNER            TITLE OF CLASS               BENEFICIALLY                   IN COL. C
        ------------         --------------               ------------               -----------------

          Not applicable by virtue of response to Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

          FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                            AS OF DECEMBER 14, 1994

           COL. A
                                 COL. B                      COL. C                       COL. D
                                                                                       PERCENTAGE OF
                                                                                     VOTING SECURITIES
                                                                                      REPRESENTED BY
          NAME OF                                         AMOUNT OWNED                 AMOUNT GIVEN
            OWNER            TITLE OF CLASS               BENEFICIALLY                   IN COL. C
        ------------         --------------               ------------               -----------------

          Not applicable by virtue of response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

                            AS OF DECEMBER 14, 1994

   COL. A              COL. B
                     WHETHER THE                          COL. C                                 COL. D
                     SECURITIES
                     ARE VOTING
                         OR                    AMOUNT OWNED BENEFICIALLY OR                 PERCENT OF CLASS
  TITLE OF            NONVOTING                HELD AS COLLATERAL SECURITY                REPRESENTED BY AMOUNT
    CLASS            SECURITIES                 FOR OBLIGATIONS IN DEFAULT                   GIVEN IN COL. C
- ------------         -----------               ----------------------------               ---------------------

          Not applicable by virtue of response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF DECEMBER 14, 1994

    COL. A
                         COL. B                             COL. C                                  COL. D
NAME OF ISSUER                                   AMOUNT OWNED BENEFICIALLY OR                  PERCENT OF CLASS
       AND               AMOUNT                 HELD AS COLLATERAL SECURITY FOR              REPRESENTED BY AMOUNT
TITLE OF CLASS         OUTSTANDING             OBLIGATIONS IN DEFAULT BY TRUSTEE                GIVEN IN COL. C
- ---------------        -----------             ---------------------------------             ---------------------

          Not applicable by virtue of response to Item 13.

ITEM 10.OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                            AS OF DECEMBER 14, 1994

    COL. A
                         COL. B                             COL. C                                  COL. D
NAME OF ISSUER                                   AMOUNT OWNED BENEFICIALLY OR                  PERCENT OF CLASS
       AND               AMOUNT                 HELD AS COLLATERAL SECURITY FOR              REPRESENTED BY AMOUNT
TITLE OF CLASS         OUTSTANDING             OBLIGATIONS IN DEFAULT BY TRUSTEE                GIVEN IN COL. C
- ---------------        -----------             ---------------------------------             ---------------------

          Not applicable by virtue of response to Item 13.

ITEM 11.OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF DECEMBER 14, 1994

    COL. A
                         COL. B                             COL. C                                  COL. D
NAME OF ISSUER                                   AMOUNT OWNED BENEFICIALLY OR                  PERCENT OF CLASS
       AND               AMOUNT                 HELD AS COLLATERAL SECURITY FOR              REPRESENTED BY AMOUNT
TITLE OF CLASS         OUTSTANDING             OBLIGATIONS IN DEFAULT BY TRUSTEE                GIVEN IN COL. C
- ---------------        -----------             ---------------------------------             ---------------------

          Not applicable by virtue of response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                            AS OF DECEMBER 14, 1994

        COL. A                   COL. B            COL. C
NATURE OF INDEBTEDNESS     AMOUNT OUTSTANDING     DATE DUE
- ----------------------     ------------------     --------

             Not applicable by virtue of response to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

          (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

             There is not nor has there been a default with respect to the securities under this indenture.

          (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

             There is not nor has there been a default with respect to securities outstanding under this indenture. The trustee is a trustee under another indenture under which other securities of the obligor are outstanding. There is not nor has there been a default with respect to the securities outstanding under such other indenture.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

          IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

             Not applicable by virtue of response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

          IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

             Not applicable.

ITEM 16. LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

             1. A copy of the certification by the Illinois Commissioner of Banks and Trust Companies of Bank of America Illinois' Charter and Certificate of Conversion, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-81660.

             2. A copy of the certification by the Illinois Commissioner of Banks and Trust Companies of Bank of America Illinois' Charter and Certificate of Conversion, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-81660, includes the authority of the trustee to commence business.

             3. A copy of the certificate of authority for Bank of America Illinois to engage in trust activities issued by the Illinois Commissioner of Banks and Trust Companies, incorporated herein by reference to Exhibit 3 to T-1; Registration No. 33-81660.

             4. A copy of the existing By-laws of Bank of America Illinois as now in effect, incorporated herein by reference to Exhibit 4 to T-1; Registration No. 33-55043.

             5. Not applicable.

             6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 to T-1; Registration No. 33-81660.

             7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

             8. Not applicable.

             9. Not applicable.

                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, BANK OF AMERICA ILLINOIS, AN ILLINOIS BANKING CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 14TH DAY OF DECEMBER, 1994.

                                            BANK OF AMERICA ILLINOIS

                                            By         /s/  K.L. CLARK
                                             -----------------------------------
                                                         K.L. Clark
                                                       Trust Officer

                                                                      EXHIBIT 7

                            (OFFICIAL PUBLICATION)

                     CONSOLIDATED REPORT OF CONDITION OF

                               CONTINENTAL BANK

                             of Chicago, Illinois

                    AND FOREIGN AND DOMESTIC SUBSIDIARIES


A member of the Federal Reserve System, at the close of business on June 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                                IN MILLIONS
                                                              ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.............................................................. $ 1,833
  Interest-bearing balances.......................................................................................   1,518
Securities
  Held-to-maturity securities.....................................................................................     454
  Available-for-sale securities...................................................................................   1,161
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold..............................................................................................     429
  Securities purchased under agreements to resell.................................................................     704
Loans and lease financing receivables:
  Loans and leases, net of unearned income................................................. $12,009
  LESS: Allowance for loan and lease losses.................................................... 312
  LESS: Allocated transfer risk reserve.......................................................... 0
  Loans and leases, net of unearned income, allowance and reserve.................................................  11,697
Assets held in trading accounts...................................................................................   1,539
Premises and fixed assets (including capitalized leases)..........................................................     236
Other real estate owned...........................................................................................     191
Investments in unconsolidated subsidiaries and associated companies...............................................       0
Customers' liability to this bank on acceptances outstanding......................................................      92
Intangible assets.................................................................................................       0
Other assets......................................................................................................   1,455
                                                                                                                    ------
        TOTAL ASSETS.............................................................................................. $21,309
                                                                                                                   =======

                                                            LIABILITIES

Deposits:
  In domestic offices............................................................................................. $ 8,771
  Noninterest-bearing...................................................................... $ 2,689
  Interest-bearing.........................................................................   6,082
In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................................................   4,408
  Noninterest-bearing...................................................................... $    61
  Interest-bearing.........................................................................   4,347
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased.........................................................................................     475
  Securities sold under agreements to repurchase..................................................................     224
Demand notes issued to the U.S. Treasury..........................................................................   1,300
Trading liabilities...............................................................................................     984
Other borrowed money:
  With original maturity of one year or less......................................................................   1,665
  With original maturity of more than one year....................................................................      38
Mortgage indebtedness and obligations under capitalized leases....................................................       0
Bank's liability on acceptances executed and outstanding..........................................................      92
Subordinated notes and debentures.................................................................................     398
Other liabilities.................................................................................................     840
                                                                                                                   -------
        TOTAL LIABILITIES.........................................................................................  19,195
                                                                                                                   -------
Limited-life preferred stock and related surplus..................................................................       0

                                                          EQUITY CAPITAL

Perpetual preferred stock and related surplus.....................................................................       0
Common stock......................................................................................................     685
Surplus...........................................................................................................     827
Undivided profits and capital reserves............................................................................     630
  Net unrealized holding gains (losses) on available-for-sale securities..........................................     (23)
Cumulative foreign currency translation adjustments...............................................................      (5)
                                                                                                                   -------
        TOTAL EQUITY CAPITAL......................................................................................   2,114
                                                                                                                   -------
        TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL....................................... $21,309
                                                                                                                   =======

I, John J. Higgins, Controller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                         /s/   John J. Higgins
                         -----------------------------
                                  Controller